Exhibit 10.1

BLUE OWL CAPITAL CORPORATION

FIRST AMENDMENT

DATED AS OF APRIL 16, 2025

to

MASTER NOTE PURCHASE AGREEMENT

DATED AS OF JULY 21, 2022

Re:	$142,000,000 7.50% SERIES 2022A SENIOR NOTES, TRANCHE A, DUE JULY 21, 2025

$190,000,000 7.58% SERIES 2022A SENIOR NOTES, TRANCHE B, DUE JULY 21, 2027

$60,000,000 7.58% SERIES 2022B SENIOR NOTES DUE JULY 21, 2027

$100,000,000 8.10% SERIES 2023A SENIOR NOTES DUE JUNE 29, 2028

BLUE OWL CAPITAL CORPORATION	FIRST AMENDMENT

FIRST AMENDMENT TO MASTER NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of April 16, 2025 (the or this “First Amendment”) to the Master Note Purchase Agreement, dated as of July 21, 2022, among BLUE OWL CAPITAL CORPORATION (as successor by merger to Blue Owl Capital Corporation III (f/k/a Owl Rock Capital Corporation III), a Maryland corporation (the “Company”), and the Purchasers listed on the Purchase Schedule thereto (the “Initial Noteholders”), as supplemented by that certain First Supplement to Master Note Purchase Agreement, dated as of December 22, 2022, among the Company and each of the Additional Purchasers listed on Schedule A thereto (the “First Supplement Noteholders”) and that certain Second Supplement to Master Note Purchase Agreement, dated as of June 29, 2023, among the Company and each of the Additional Purchasers listed on Schedule A thereto (the “Second Supplement Noteholders” and together with the First Supplement Noteholders and the Initial Noteholders, the “Noteholders”) (the “Note Purchase Agreement”).

RECITALS:

A. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

B. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

C. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, the Company and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1. AMENDMENTS.

Section 1.1. The parties hereto agree that the Note Purchase Agreement shall be amended as follows (with changes showing as deleted struck out (indicated textually in the same manner as the following example: ~~stricken text~~) and added text double-underlined (indicated textually in the same manner as the following example: double-underlined text):

Section 8.2. Optional Prepayments with Prepayment Settlement Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time, to the extent permitted by the last sentence of this Section 8.2, any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Prepayment Settlement Amount applicable to such Series or tranche of Notes determined for the prepayment date with respect to such principal amount. The

BLUE OWL CAPITAL CORPORATION	FIRST AMENDMENT

Company will give each holder of such Series or tranche of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of ~~the~~ such Series or tranche of Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest in such Series or tranche to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Prepayment Settlement Amount applicable to such Series or tranche of Notes due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of such Notes in such Series or tranche a certificate of a Senior Financial Officer specifying the calculation of such Prepayment Settlement Amount applicable to such Series or tranche of Notes as of the specified prepayment date. Notwithstanding the foregoing and anything contained in this Section to the contrary, if and so long as any Default or Event of Default shall have occurred and be continuing, or if such partial prepayment is made at a time when the Prepayment Settlement Amount applicable to such Series or tranche is the Make-Whole Amount, any partial prepayment of the Notes pursuant to the provisions of this Section 8.2 shall be allocated among all of the Notes of all Series and tranches at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of ~~the~~ Notes pursuant to Section 8.2, the principal amount of ~~the~~ Notes to be prepaid shall be allocated among all of the Notes (or the applicable Series or tranche of Notes) at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. For the avoidance of doubt, so long as no Event of Default then exists, the Company may optionally prepay any Series or tranche of Notes without the allocation of such prepayment among all of the Notes at the time outstanding, if such Series or tranche, as applicable, is paid in full at a time when the Prepayment Settlement Amount applicable to such Series or tranche is not the Make-Whole Amount.

Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of any Series or tranche of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Prepayment Settlement Amount, if any, or Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Prepayment Settlement Amount, if any, or Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

BLUE OWL CAPITAL CORPORATION	FIRST AMENDMENT

Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire after the date of the Closing, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of ~~the~~ such Notes in accordance with this Agreement and ~~the~~ such Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each applicable holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the Notes in such Series or tranche then outstanding accept such offer, the Company shall promptly notify the remaining holders of Notes in such Series or tranche of such fact and the expiration date for the acceptance by holders ~~of~~ in such Series or tranche of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate after the date of the Closing pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes. For the avoidance of doubt, no Prepayment Settlement Amount shall be owed in connection with any prepayment made pursuant to this Section 8.5(b) unless offered by the Company.

SECTION 2. MISCELLANEOUS.

Section 2.1. This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect.

Section 2.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 2.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 2.4. This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 2.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. The parties agree to electronic contracting and signatures with respect to this First Amendment and all documents relating thereto (other than the Notes). Delivery of an electronic

BLUE OWL CAPITAL CORPORATION	FIRST AMENDMENT

signature to, or a signed copy of, this First Amendment and all documents relating thereto (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this First Amendment and all documents relating thereto (other than the Notes) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Electronic Commerce Security Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any Purchaser shall request manually signed counterpart signatures to any documents relating to this First Amendment, the Company hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

[Remainder of Page Intentionally Left Blank]

BLUE OWL CAPITAL CORPORATION	FIRST AMENDMENT

BLUE OWL CAPITAL CORPORATION

By:	/s/ Matthew Swatt
Name: Matthew Swatt
Title: Co-Chief Accounting Officer

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY, as a Series 2022A holder

By: Blackstone Alternative Credit Advisors LP, on its behalf pursuant to powers of attorney now and hereafter granted to it,

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

MASSMUTAL ASCEND LIFE INSURANCE COMPANY, as a Series 2022A holder

By: Barings LLC as Investment Adviser

By:	/s/ James Moore
Name: James Moore
Title: Managing Director

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Series 2022A holder

By: Barings LLC as Investment Adviser

By:	/s/ James Moore
Name: James Moore
Title: Managing Director

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

BANNER LIFE INSURANCE COMPANY, as a Series 2022A holder

By: Barings LLC as Investment Adviser

By:	/s/ James Moore
Name: James Moore
Title: Managing Director

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY, as a Series 2022A holder

By: AllianceBernstein, LP its Investment Advisor

By:	/s/ Monica Heyl
Name: Monica Heyl
Title: Senior Vice President

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY, as a Series 2022A holder

By:	/s/ Monica Heyl
Name: Monica Heyl
Title: Investment Officer

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY, as a Series 2022A holder

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, as a Series 2022A holder

By: Corebridge Institutional Investments (U.S.), LLC, as Investment Adviser

By:	/s/ Craig Moody
Name: Craig Moody
Title: Managing Director

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

TAIYO LIFE INSURANCE COMPANY, as a Series 2022A holder

By: Carlyle Global Credit Investment Management L.L.C, its attorney-in-fact

By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowitz
Title: Chief Legal Officer

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY ARES, as a Series 2022A holder

By: Aspida Life Re Ltd., its investment manager
By: Ares Insurance Solutions LLC, its sub-advisor
By: Ares Alternative Credit Management LLC, its sub-advisor

By:	/s/ Thomas C. Griffin III
Name: Thomas C. Griffin III
Title: Authorized Signatory

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

CAPITOL LIFE INSURANCE COMPANY , as a Series 2022A holder

By: Ares Insurance Solutions LLC, its investment manager

By: Ares Alternative Credit Management LLC, its sub-advisor

By:	/s/ Thomas C. Griffin III
Name: Thomas C. Griffin III
Title: Authorized Signatory

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

AMERICO FINANCIAL LIFE & ANNUITY INSURANCE COMPANY, as a Series 2022A holder

By:	/s/ Gregory A. Hamilton
Name: Gregory A. Hamilton
Title: SVP & Chief Investment Officer

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

SLC MANAGEMENT U.S. INTERMEDIATE INVESTMENT GRADE PRIVATE CREDIT FUND, L.P., as a Series 2022A holder

By: Sun Life Capital Management (U.S.) LLC, its Investment Adviser

By:	/s/ David Belanger
Name: David Belanger
Title: Managing Director

By:	/s/ Jeffrey S. Krunnfusz
Name: Jeffrey S. Krunnfusz
Title: Senior Director

MEDICA INSURANCE COMPANY, as a Series 2022A holder

By: Sun Life Capital Management (U.S.) LLC, its Investment Adviser

By:	/s/ David Belanger
Name: David Belanger
Title: Managing Director

By:	/s/ Jeffrey S. Krunnfusz
Name: Jeffrey S. Krunnfusz
Title: Senior Director

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

LIFE INSURANCE COMPANY OF THE SOUTHWEST, as a Series 2022A holder

By:	/s/ Chris Hume
Name: Chris Hume
Title: Senior Portfolio Manager, Private Credit National Life Group

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

GREAT AMERICAN INSURANCE COMPANY, as a Series 2022A holder

By:	/s/ Stephen C. Beraha
Name: Stephen C. Beraha
Title: Assistant Vice President

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

BASISGV/PX (INTERNATIONAL) LTD., as a Series 2022A holder

By:	/s/ Laurie Harding
Name: Laurie Harding
Title: Director

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY, as a Series 2022B holder

By: Blackstone Liquid Credit Advisors I LLC, on its behalf pursuant to powers of attorney now and hereafter granted to it

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

FIRST AMENDMENT

This First Amendment is hereby accepted and agreed to as of the date hereof.

FORTITUDE RE INVESTMENTS LLC, as a Series 2023A

By: Carlyle Global Credit Investment Management L.L.C, its attorney-in-fact

By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowitz
Title: Chief Legal Officer

USAA LIFE INSURANCE COMPANY, as a Series 2023A

By: Carlyle Global Credit Investment Management L.L.C, its attorney-in-fact

By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowitz
Title: Chief Legal Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY, as a Series 2023A

By: Carlyle Global Credit Investment Management L.L.C, its attorney-in-fact

By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowitz
Title: Chief Legal Officer